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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5707


                          Van Kampen High Income Trust
___________________________________________________________________________
               (Exact name of registrant as specified in charter)


             1221 Avenue of the Americas, New York, New York 10020
___________________________________________________________________________
            (Address of principal executive offices)        (Zip code)


                                 Ronald Robison
             1221 Avenue of the Americas, New York, New York 10020
___________________________________________________________________________
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    212-762-4000

Date of fiscal year end:  12/31

Date of reporting period: 6/30/04

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen High Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of June 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of the trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

HIGH INCOME TRUST
SYMBOL: VIT
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (01/26/89)         5.19%         5.62%

10-year                            5.60          3.36

5-year                             2.39          0.64

1-year                            10.96          4.64

6-month                            0.98         -5.87
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The J.P. Morgan Global High Yield Index is generally representative of high-yield securities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen High Income Trust is managed by the Adviser's High Yield team. Current team members include Gordon Loery, Executive Director of the Adviser; Josh Givelber and Chad Liu, Vice Presidents of the Adviser; and Sheila Finnerty, Managing Director of the Adviser.(1)

MARKET CONDITIONS

Coming off a banner year in 2003, high-yield bonds continued their strong performance through the end of January 2004, endured a difficult period from February through May, then staged a rally during June. The CSFB High Yield Index, a broad benchmark for the high-yield market, returned 2.47 percent for the first six months of 2004.

Over the past 18 months, whether the market was rallying or giving back some gains, high-yield bonds have had strong fundamental factors in their favor. These factors included an improving U.S. economic environment, better corporate earnings overall and a low default rate for high-yield issuers. In 2003, and continuing through January, technical factors, such as supply and demand within the high-yield bond market, were also very positive. Though high-yield companies were bringing a tremendous volume of new issues to market--made up mostly of refinanced high-yield bonds or refinanced bank debt--through January 2004 new-issue supply was easily taken up by strong demand from mutual funds, institutional investors and individuals. Beginning this past February, however, demand slackened and money flowed out of high-yield funds as interest rates began to rise and some investors took profits, while others shifted their portfolio allocation out of high yield. Typically, high-yield and Treasury-bond performance are not strongly correlated, but during the first half of 2004 there was more correlation than usual because of narrow high-yield interest-rate spreads compared with Treasuries. As Treasuries reacted negatively to interest-rate fears, high-yield bonds followed, but to a lesser extent.

In addition, from February to May, financial markets experienced significantly increased volatility--rarely helpful to high-yield performance. The rise in volatility was attributable to terrorism fears, higher oil prices and higher interest rates. Attitudes concerning the direction of interest rates underwent a dramatic shift at that time. Investors went from thinking that interest rates would remain relatively low for a long period to acknowledging that the Fed could change direction in order to fight inflation, and push the federal funds rate up--perhaps as much as 3 percent over the next 12 to 24 months.

Beginning in May, the market began to acclimate itself to the new interest-rate environment and to settle down somewhat. As a result, the high-yield market posted gains during June as some new money came into this market. Perhaps

(1)Team members may change without notice at any time.
 2
more importantly, there were no significant outflows from most high-yield mutual funds in June.

PERFORMANCE ANALYSIS

A closed-end fund's return can be calculated upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On an NAV basis, the trust outperformed its benchmark, the J.P. Morgan Global High Yield Index. (See table below.)

The trust's performance was helped by its lack of exposure to the airline industry as well as favorable security selection within the utilities sector. In addition, though the overall default rate with the high-yield bond asset class was low, there were some defaults among high-yield companies during the period; the fact that the trust did not hold these problem credits contributed to the trust's performance. When selecting high-yield issues for the trust's portfolio, we have historically avoided most start-up companies and attempt to look for seasoned issuers with positive cash flow -- companies that we believe will prosper in good or bad economic times.

Detracting from overall performance during the period was unfavorable security selection within the chemicals, forest products and gaming/leisure sectors. Other factors that detracted from the trust's performance were its relatively low-yield, higher overall-quality composition and its shorter average maturity compared with the overall market. During the period we worked to increase the trust's yield and purchased lower-grade issues at longer maturities.

The trust uses leverage on an ongoing basis to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are then invested in longer-term securities, taking advantage of the difference between short- and longer-term rates. Though short-term rates have risen since the start of 2004, using leverage through the "carry trade" continued to be beneficial for the trust during the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

--------------------------------------------------------
      BASED ON     BASED ON     J.P. MORGAN GLOBAL
        NAV      MARKET PRICE    HIGH YIELD INDEX

       0.98%        -5.87%            0.68%
--------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Going forward, though we think interest rates will continue to rise as the Fed persists in tightening credit, we believe that high-yield bonds should perform reasonably well over the coming months for two reasons: First, the performance of high-yield issues should continue to be driven by favorable fundamental factors. Second, now that investors have seemingly come to terms with the necessity for higher interest rates, the relationship between supply and demand should gradually turn more favorable within the high-yield market.

TOP 5 SECTORS AS OF 6/30/04                 RATINGS ALLOCATIONS AS OF 6/30/04
Energy                        10.3%         A/A                              0.6%
Gaming & Leisure               9.7          BBB/Baa                          7.4
Healthcare                     7.3          BB/Ba                           43.1
Forest Products                7.1          B/B                             45.2
Diversified Media              6.7          CCC/Caa                          3.5
                                            Non-Rated                        0.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen trust provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our website at www.vankampen.com. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                        COUPON    MATURITY      VALUE
-----------------------------------------------------------------------------------------------
           CORPORATE BONDS 168.8%
           AEROSPACE 0.3%
$   158    Dunlop Standard Aerospace Holdings, 144A--Private
           Placement (United Kingdom) (a)...................  11.875%   05/15/09   $    168,665
                                                                                   ------------

           BROADCASTING  3.2%
    170    Granite Broadcasting Corp., 144A--Private
           Placement (a)....................................   9.750    12/01/10        158,950
    295    Salem Communications Corp. ......................   7.750    12/15/10        302,744
  1,080    TV Azteca SA (Mexico)............................  10.500    02/15/07      1,107,000
                                                                                   ------------
                                                                                      1,568,694
                                                                                   ------------
           CABLE  8.3%
    575    Cablevision Systems Corp., 144A--Private
           Placement (a) (b)................................   5.670    04/01/09        592,250
  1,005    Charter Communications Holdings LLC..............   9.625    11/15/09        819,075
    660    CSC Holdings, Inc. ..............................   8.125    07/15/09        689,700
    500    DirecTV Holdings LLC.............................   8.375    03/15/13        555,625
    855    Echostar DBS Corp. ..............................   6.375    10/01/11        846,450
    505    Kabel Deutschland GmbH, 144A--Private Placement
           (Germany) (a) (c)................................  10.625    07/01/14        521,412
                                                                                   ------------
                                                                                      4,024,512
                                                                                   ------------
           CHEMICALS  9.8%
    610    Equistar Chemicals LP............................  10.125    09/01/08        671,000
    245    FMC Corp. .......................................  10.250    11/01/09        282,975
    190    Huntsman Advanced Materials LLC, 144A--Private
           Placement (a)....................................  11.000    07/15/10        215,175
    190    ISP Chemco, Inc. ................................  10.250    07/01/11        212,325
    900    ISP Holdings, Inc. ..............................  10.625    12/15/09        994,500
    145    Koppers, Inc. ...................................   9.875    10/15/13        159,500
     55    Millennium America, Inc. ........................   7.000    11/15/06         56,787
    520    Millennium America, Inc. ........................   9.250    06/15/08        561,600
    535    Nalco Co., 144A--Private Placement (a)...........   7.750    11/15/11        563,087
    495    Rhodia SA, 144A--Private Placement (France)
           (a)..............................................   8.875    06/01/11        420,750
    330    Rockwood Specialties Group, Inc. ................  10.625    05/15/11        353,100
    210    Westlake Chemical Corp. .........................   8.750    07/15/11        228,900
                                                                                   ------------
                                                                                      4,719,699
                                                                                   ------------
           CONSUMER PRODUCTS  3.8%
    270    Amscan Holdings, Inc., 144A-- Private Placement
           (a)..............................................   8.750    05/01/14        266,625
    210    Oxford Industrials, Inc., 144A-- Private
           Placement (a)....................................   8.875    06/01/11        222,600
    830    Phillips-Van Heusen Corp., 144A--Private
           Placement (a)....................................   7.250    02/15/11        838,300
    315    Rayovac Corp. ...................................   8.500    10/01/13        332,325
    158    Tempur Pedic, Inc. ..............................  10.250    08/15/10        178,935
                                                                                   ------------
                                                                                      1,838,785
                                                                                   ------------

 6                                             See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                        COUPON    MATURITY      VALUE
-----------------------------------------------------------------------------------------------
           DIVERSIFIED MEDIA  11.6%
$   834    Advanstar Communications, Inc. (b)...............   8.750%   08/15/08   $    877,469
    655    Alliance Atlantis Communications, Inc.
           (Canada).........................................  13.000    12/15/09        723,775
    750    CanWest Media, Inc. (Canada).....................  10.625    05/15/11        844,687
    340    Dex Media East Finance Corp. LLC.................  12.125    11/15/12        398,650
    350    Dex Media West Finance Corp. ....................   9.875    08/15/13        385,875
    780    Nevada Power Co. ................................   9.000    08/15/13        852,150
    150    PEI Holdings, Inc. ..............................  11.000    03/15/10        174,750
    690    Primedia, Inc. ..................................   8.875    05/15/11        686,550
    145    Vivendi Universal SA (France)....................   6.250    07/15/08        154,473
    420    Vivendi Universal SA (France)....................   9.250    04/15/10        496,419
                                                                                   ------------
                                                                                      5,594,798
                                                                                   ------------
           ENERGY  17.8%
    755    BRL Universal Equipment..........................   8.875    02/15/08        812,569
    455    CHC Helicopter Corp., 144A--Private Placement
           (Canada) (a).....................................   7.375    05/01/14        449,312
    220    Citgo Petroleum Corp. ...........................  11.375    02/01/11        256,300
    905    El Paso Production Holding Co. ..................   7.750    06/01/13        834,862
  1,140    Frontier Oil Corp. ..............................  11.750    11/15/09      1,251,150
     97    Gulfterra Energy Partners LP.....................   8.500    06/01/10        105,972
    385    Gulfterra Energy Partners LP.....................  10.625    12/01/12        460,075
     90    Hanover Compressor Co. ..........................   8.625    12/15/10         93,600
    385    Hanover Compressor Co. ..........................   9.000    06/01/14        401,362
    375    Hanover Equipment Trust..........................   8.500    09/01/08        398,437
    160    Hanover Equipment Trust..........................   8.750    09/01/11        172,000
    550    Hilcorp Energy Finance Corp., 144A--Private
           Placement (a)....................................  10.500    09/01/10        598,125
    290    Magnum Hunter Resources, Inc. ...................   9.600    03/15/12        320,450
     85    MSW Energy Holdings LLC..........................   8.500    09/01/10         90,312
    405    MSW Energy Holdings LLC, 144A--Private Placement
           (a)..............................................   7.375    09/01/10        405,000
    195    Plains Exploration & Production Co., 144A--
           Private Placement (a)............................   7.125    06/15/14        199,387
    327    Port Arthur Finance Corp. .......................  12.500    01/15/09        379,413
    320    Tesoro Petroleum Corp. ..........................   9.000    07/01/08        331,200
    180    Tesoro Petroleum Corp. ..........................   9.625    04/01/12        202,950
    815    Vintage Petroleum, Inc. .........................   7.875    05/15/11        839,450
                                                                                   ------------
                                                                                      8,601,926
                                                                                   ------------
           FINANCIAL  1.7%
    455    General Motors Acceptance Corp. .................   6.750    01/15/06        476,945
    295    Istar Financial, Inc. ...........................   8.750    08/15/08        327,752
                                                                                   ------------
                                                                                        804,697
                                                                                   ------------

See Notes to Financial Statements                                              7

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                        COUPON    MATURITY      VALUE
-----------------------------------------------------------------------------------------------
           FOOD & DRUG  2.4%
$   690    Delhaize America, Inc. ..........................   8.125%   04/15/11   $    756,606
  1,570    Jitney-Jungle Stores America, Inc. (d) (e) (f)...  12.000    03/01/06              0
    360    Rite Aid Corp. ..................................   8.125    05/01/10        380,700
                                                                                   ------------
                                                                                      1,137,306
                                                                                   ------------
           FOOD & TOBACCO  8.3%
    750    Constellation Brands, Inc. ......................   8.000    02/15/08        810,000
    340    Michael Foods, Inc. .............................   8.000    11/15/13        352,750
    765    Pilgrim's Pride Corp. ...........................   9.625    09/15/11        849,150
    210    Pilgrim's Pride Corp. ...........................   9.250    11/15/13        224,700
    600    Smithfield Foods, Inc. ..........................   7.625    02/15/08        633,000
  1,050    Smithfield Foods, Inc. ..........................   8.000    10/15/09      1,136,625
                                                                                   ------------
                                                                                      4,006,225
                                                                                   ------------
           FOREST PRODUCTS  12.3%
    330    Abitibi-Consolidated, Inc. (Canada)..............   8.550    08/01/10        349,613
    530    Abitibi-Consolidated, Inc. (Canada)..............   6.000    06/20/13        471,738
    535    Georgia-Pacific Corp. ...........................   8.875    02/01/10        608,562
    600    Graphic Packaging International Corp. ...........   9.500    08/15/13        654,000
    620    MDP Acquisitions PLC (Ireland)...................   9.625    10/01/12        682,000
    235    Norampac, Inc. (Canada)..........................   6.750    06/01/13        231,475
  1,350    Owens-Brockway Glass Containers, Inc. ...........   8.875    02/15/09      1,464,750
    495    Pliant Corp. ....................................  13.000    06/01/10        445,500
  1,065    Tembec Industries, Inc. (Canada).................   7.750    03/15/12      1,033,050
                                                                                   ------------
                                                                                      5,940,688
                                                                                   ------------
           GAMING & LEISURE  16.7%
    920    Harrahs Operating Co., Inc. .....................   7.875    12/15/05        974,050
    465    Hilton Hotels Corp. .............................   7.950    04/15/07        504,525
    290    Hilton Hotels Corp. .............................   7.625    12/01/12        313,200
    369    HMH Properties, Inc. ............................   7.875    08/01/08        380,070
    570    Horseshoe Gaming LLC.............................   8.625    05/15/09        597,075
  1,080    MGM Mirage, Inc. ................................   6.000    10/01/09      1,063,800
  1,400    Mohegan Tribal Gaming Authority..................   8.125    01/01/06      1,484,000
    490    Park Place Entertainment Corp. ..................   7.875    12/15/05        516,337
    425    Park Place Entertainment Corp. ..................   8.875    09/15/08        462,187
  1,075    Starwood Hotels & Resorts Worldwide, Inc. .......   7.375    05/01/07      1,136,812
    625    Station Casinos, Inc. ...........................   6.000    04/01/12        607,813
                                                                                   ------------
                                                                                      8,039,869
                                                                                   ------------
           HEALTHCARE  12.5%
    655    AmerisourceBergen Corp. .........................   8.125    09/01/08        709,038
    860    Extendicare Health Services, Inc., 144A--Private
           Placement (a)....................................   6.875    05/01/14        812,700
    400    Fisher Scientific International, Inc. ...........   8.125    05/01/12        430,000
    560    Fresenius Medical Care Capital Trust II..........   7.875    02/01/08        592,200
    235    Fresenius Medical Care Capital Trust IV..........   7.875    06/15/11        250,275
  1,045    HCA, Inc. .......................................   6.910    06/15/05      1,076,223
    190    HCA, Inc. .......................................   6.300    10/01/12        190,400

 8                                             See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                        COUPON    MATURITY      VALUE
-----------------------------------------------------------------------------------------------
           HEALTHCARE (CONTINUED)
$    85    National Nephrology Associates, Inc., 144A--
           Private Placement (a)............................   9.000%   11/01/11   $     97,750
    380    Team Health, Inc., 144A--Private Placement (a)...   9.000    04/01/12        366,700
    250    Tenet Healthcare Corp. ..........................   6.500    06/01/12        218,750
    435    Tenet Healthcare Corp., 144A-- Private Placement
           (a)..............................................   9.875    07/01/14        444,788
    190    VWR International, Inc., 144A-- Private Placement
           (a)..............................................   6.875    04/15/12        191,663
    650    VWR International, Inc., 144A-- Private Placement
           (a)..............................................   8.000    04/15/14        669,500
                                                                                   ------------
                                                                                      6,049,987
                                                                                   ------------
           HOUSING  9.3%
    104    CB Richard Ellis Service, Inc. ..................   9.750    05/15/10        114,920
    545    CB Richard Ellis Service, Inc. ..................  11.250    06/15/11        624,025
    575    D.R. Horton, Inc. ...............................   5.000    01/15/09        567,094
    625    Interface, Inc., 144A--Private Placement (a).....   9.500    02/01/14        625,000
    425    LNR Property Corp. ..............................   7.625    07/15/13        425,000
    860    Nortek Holdings, Inc., 144A--Private Placement
           (a) (b)..........................................   4.870    12/31/10        879,350
    240    Schuler Homes, Inc. .............................   9.375    07/15/09        264,600
    175    Technical Olympic USA, Inc. .....................   9.000    07/01/10        180,250
    290    Technical Olympic USA, Inc. .....................   9.000    07/01/10        298,700
    310    Technical Olympic USA, Inc. .....................  10.375    07/01/12        324,725
    190    WII Components, Inc., 144A--Private Placement
           (a)..............................................  10.000    02/15/12        187,150
                                                                                   ------------
                                                                                      4,490,814
                                                                                   ------------
           INFORMATION TECHNOLOGY  3.4%
    770    Iron Mountain, Inc. .............................   8.625    04/01/13        820,050
    800    Xerox Corp. .....................................   7.125    06/15/10        820,000
                                                                                   ------------
                                                                                      1,640,050
                                                                                   ------------
           MANUFACTURING  5.8%
    155    Flowserve Corp. .................................  12.250    08/15/10        176,313
    530    Johnsondiversey, Inc. ...........................   9.625    05/15/12        580,350
    675    Manitowoc, Inc. .................................  10.500    08/01/12        776,250
    510    Trimas Corp. ....................................   9.875    06/15/12        543,150
    670    Tyco Intl Group SA (Luxembourg)..................   6.375    02/15/06        703,707
                                                                                   ------------
                                                                                      2,779,770
                                                                                   ------------
           METALS  2.6%
    191    Doe Run Resources Corp. (Acquired 02/15/01, Cost
           $157,190) (g) (h)................................  11.750    11/01/08        148,214
    210    General Cable Corp. .............................   9.500    11/15/10        226,800
  1,100    GS Technologies Operating, Inc. (d) (e) (f)......  12.250    10/01/05              0
    440    UCAR Finance, Inc. ..............................  10.250    02/15/12        491,700
    337    United States Steel Corp. .......................   9.750    05/15/10        374,913
                                                                                   ------------
                                                                                      1,241,627
                                                                                   ------------

See Notes to Financial Statements                                              9

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                        COUPON    MATURITY      VALUE
-----------------------------------------------------------------------------------------------
           RETAIL  3.7%
$    67    Big 5 Corp. .....................................  10.875%   11/15/07   $     70,015
    290    General Nutrition Center, Inc., 144A--Private
           Placement (a)....................................   8.500    12/01/10        302,325
    465    Penney JC Co., Inc. .............................   9.000    08/01/12        551,025
    425    Petro Stopping Center Financial, 144A--Private
           Placement (a)....................................   9.000    02/15/12        422,875
    430    Toys R Us, Inc. .................................   7.625    08/01/11        433,763
                                                                                   ------------
                                                                                      1,780,003
                                                                                   ------------
           SERVICES  10.8%
  1,500    Allied Waste North America, Inc. ................   8.875    04/01/08      1,650,000
     45    Allied Waste North America, Inc. ................   7.875    04/15/13         47,250
    775    Buhrmann US, Inc. ...............................  12.250    11/01/09        852,962
    510    Buhrmann US, Inc., 144A--Private Placement (a)...   8.250    07/01/14        511,275
    390    United Rentals North America, Inc. ..............   6.500    02/15/12        370,500
    740    United Rentals North America, Inc. ..............   7.750    11/15/13        703,000
  1,000    Waste Management, Inc. ..........................   7.125    10/01/07      1,097,683
                                                                                   ------------
                                                                                      5,232,670
                                                                                   ------------
           TELECOMMUNICATIONS  3.5%
    605    Axtel SA, 144A--Private Placement (Mexico) (a)...  11.000    12/15/13        576,263
    280    Exodus Communications, Inc. (d) (e) (f)..........  11.250    07/01/08              0
    430    Qwest Communications International, Inc., 144A--
           Private Placement (a) (b)........................   4.750    02/15/09        404,200
    710    Qwest Corp. .....................................   6.625    09/15/05        727,750
                                                                                   ------------
                                                                                      1,708,213
                                                                                   ------------
           TRANSPORTATION  5.4%
    450    Autonation, Inc. ................................   9.000    08/01/08        510,750
    585    Laidlaw International, Inc. .....................  10.750    06/15/11        641,306
    565    Sonic Automotive, Inc. ..........................   8.625    08/15/13        591,838
    750    TRW Automotive, Inc. ............................   9.375    02/15/13        849,375
                                                                                   ------------
                                                                                      2,593,269
                                                                                   ------------
           UTILITY  10.8%
     73    AES Corp. .......................................   9.375    09/15/10         78,201
     23    AES Corp. .......................................   8.875    02/15/11         23,978
    220    Allegheny Energy, Inc. ..........................   7.750    08/01/05        228,800
    725    Calpine Corp., 144A--Private Placement (a).......   8.500    07/15/10        603,563
     65    CMS Energy Corp. ................................   7.500    01/15/09         65,000
    405    CMS Energy Corp. ................................   8.500    04/15/11        415,125
    605    Dynegy Holdings, Inc. ...........................   6.875    04/01/11        524,081
    345    Dynegy Holdings, Inc., 144A--Private Placement
           (a)..............................................   9.875    07/15/10        372,600
    235    IPALCO Enterprises, Inc. ........................   8.625    11/14/11        256,150
    485    Monongahela Power Co. ...........................   5.000    10/01/06        497,619
    375    Pacific Energy Partners, 144A-- Private Placement
           (a)..............................................   7.125    06/15/14        382,500
    385    PSEG Energy Holdings, Inc. ......................   7.750    04/16/07        405,213
     20    PSEG Energy Holdings, Inc. ......................   8.625    02/15/08         21,600

 10                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                        COUPON    MATURITY      VALUE
-----------------------------------------------------------------------------------------------
           UTILITY (CONTINUED)
$   195    Southern Natural Gas Co. ........................   8.875%   03/15/10   $    214,013
    785    TNP Enterprises, Inc. ...........................  10.250    04/01/10        816,400
    270    Transcontinental Gas Pipe Line Corp. ............   8.875    07/15/12        306,450
                                                                                   ------------
                                                                                      5,211,293
                                                                                   ------------
           WIRELESS COMMUNICATIONS  4.8%
    590    Centennial Communications, 144A--Private
           Placement (a)....................................   8.125    02/01/14        550,175
  1,205    Nextel Communications, Inc. .....................   9.375    11/15/09      1,293,869
    250    Rural Cellular Corp., 144A-- Private Placement
           (a) (b)..........................................   6.020    03/15/10        258,750
    182    Telecorp PCS, Inc. ..............................  10.625    07/15/10        205,514
                                                                                   ------------
                                                                                      2,308,308
                                                                                   ------------

TOTAL CORPORATE BONDS  168.8%...................................................     81,481,868
                                                                                   ------------

           GOVERNMENT AND GOVERNMENT AGENCY
           OBLIGATIONS  3.0%
    545    Federal Republic of Brazil (Brazil)..............  11.250    07/26/07        589,963
    750    United Mexican States (Mexico)...................   8.625    03/12/08        848,625
                                                                                   ------------

TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS..............................      1,438,588
                                                                                   ------------

DESCRIPTION
-----------

EQUITIES  0.5%
DecisionOne Corp. (3,033 common shares) (f) (i).................................              0
DecisionOne Corp. (6,670 common stock warrants) (f) (i).........................              0
Doe Run Resources Corp. (1 common stock warrant) (f) (i)........................              0
HCI Direct, Inc. (30,357 common shares) (f) (i).................................        236,784
Hosiery Corp of America, Inc. (500 common shares) (f) (i).......................              0
VS Holdings, Inc. (11,316 common shares) (f) (i)................................          2,113
                                                                                   ------------

TOTAL EQUITIES..................................................................        238,897
                                                                                   ------------
TOTAL LONG-TERM INVESTMENTS  172.3%
  (Cost $84,419,421)............................................................     83,159,353

REPURCHASE AGREEMENT  4.1%
State Street Bank & Trust Co. ($1,987,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.35%, dated 06/30/04, to be sold on 07/01/04 at $1,987,075)
  (Cost $1,987,000).............................................................      1,987,000
                                                                                   ------------

TOTAL INVESTMENTS  176.4%
  (Cost $86,406,421)............................................................     85,146,353

See Notes to Financial Statements                                             11

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

DESCRIPTION                                                                            VALUE
------------------------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%......................................   $    736,988
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (77.9%)......................    (37,612,534)
                                                                                    ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...................................   $ 48,270,807
                                                                                    ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Variable rate security. Interest rate shown is that in effect at June 30, 2004.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Non-income producing as security is in default.

(e) This borrower has filed for protection in federal bankruptcy court.

(f) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(g) Payment-in-kind security.

(h) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.3% of net assets applicable to common shares.

(i) Non-income producing security.

 12                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $86,406,421)........................  $ 85,146,353
Cash........................................................           419
Receivables:
  Interest..................................................     1,638,333
  Investments Sold..........................................       792,795
Other.......................................................         2,575
                                                              ------------
    Total Assets............................................    87,580,475
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,378,944
  Investment Advisory Fee...................................        49,069
  Income Distributions--Common Shares.......................        19,348
  Other Affiliates..........................................         6,389
Trustees' Deferred Compensation and Retirement Plans........       193,543
Accrued Expenses............................................        49,841
                                                              ------------
    Total Liabilities.......................................     1,697,134
Preferred Shares (including accrued distributions)..........    37,612,534
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 48,270,807
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($48,270,807 divided by
  13,710,760 shares outstanding)............................  $       3.52
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 13,710,760 shares issued and
  outstanding)..............................................  $    137,108
Paid in Surplus.............................................    84,024,417
Accumulated Undistributed Net Investment Income.............      (609,037)
Net Unrealized Depreciation.................................    (1,260,068)
Accumulated Net Realized Loss...............................   (34,021,613)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 48,270,807
                                                              ============
PREFERRED SHARES
($.01 par value, authorized 1,000,000 shares, 376 issued
  with liquidation preference of $100,000 per share)........  $ 37,600,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $ 85,870,807
                                                              ============

See Notes to Financial Statements                                             13

VAN KAMPEN HIGH INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,279,348
Other.......................................................       25,490
                                                              -----------
    Total Income............................................    3,304,838
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      302,317
Preferred Share Maintenance.................................       55,465
Trustees' Fees and Related Expenses.........................       22,502
Legal.......................................................        9,100
Custody.....................................................        7,909
Other.......................................................       93,710
                                                              -----------
    Total Expenses..........................................      491,003
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,813,835
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   740,751
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,289,421
  End of the Period.........................................   (1,260,068)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,549,489)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,808,738)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (219,741)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $   785,356
                                                              ===========

 14                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2004      DECEMBER 31, 2003
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 2,813,835          $ 5,701,677
Net Realized Gain/Loss................................        740,751           (7,269,381)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................     (2,549,489)          15,491,653
Distributions to Preferred Shareholders:
  Net Investment Income...............................       (219,741)            (452,433)
                                                          -----------          -----------

Change in Net Assets Applicable to Common Shares from
  Operations..........................................        785,356           13,471,516
Distributions to Common Shareholders:
  Net Investment Income...............................     (2,467,453)          (4,881,353)
  Return of Capital Distribution......................            -0-             (122,439)
                                                          -----------          -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES..........................     (1,682,097)           8,467,724

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...............................     49,952,904           41,485,180
                                                          -----------          -----------
End of the Period (Including accumulated undistributed
  net investment income of ($609,037) and ($735,678),
  respectively).......................................    $48,270,807          $49,952,904
                                                          ===========          ===========

See Notes to Financial Statements                                             15

VAN KAMPEN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS
                                                             ENDED
                                                            JUNE 30,     --------------------
                                                              2004         2003        2002
                                                           ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................   $   3.64     $   3.03    $   3.78
                                                            --------     --------    --------
  Net Investment Income..................................        .21          .41         .47
  Net Realized and Unrealized Gain/Loss..................       (.13)         .59        (.69)
Common Share Equivalent of Distributions Paid to
Preferred Shareholders:
  Net Investment Income..................................       (.02)        (.03)       (.06)
                                                            --------     --------    --------
Total from Investment Operations.........................        .06          .97        (.28)
Distributions Paid to Common Shareholders:
  Net Investment Income..................................       (.18)        (.35)       (.46)
  Return of Capital Distributions........................        -0-         (.01)       (.01)
                                                            --------     --------    --------
NET ASSET VALUE, END OF THE PERIOD.......................   $   3.52     $   3.64    $   3.03
                                                            ========     ========    ========

Common Share Market Price at End of the Period...........   $   3.75     $   4.16    $   3.10
Total Return (a).........................................     -5.87%*      47.66%     -22.99%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)...................................   $   48.3     $   50.0    $   41.5
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (b)......................................      2.00%        2.10%       2.15%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)........................     11.49%       12.36%      14.42%
Portfolio Turnover.......................................        37%*         73%         82%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b)...................................      1.14%        1.16%       1.12%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)........................     10.59%       11.38%      12.75%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.......................        376          376         376
Asset Coverage Per Preferred Share (e)...................   $228,413     $232,928    $210,413
Involuntary Liquidating Preference Per Preferred Share...   $100,000     $100,000    $100,000
Average Market Value Per Preferred Share.................   $100,000     $100,000    $100,000

*  Non-Annualized

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .38%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------
     2001 (c)     2000       1999       1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------
     $   4.22   $   5.10   $   5.86   $   6.47   $   6.35   $   6.19   $   5.62   $   6.74
     --------   --------   --------   --------   --------   --------   --------   --------
          .71        .85        .88        .91        .93        .94        .98       1.00
         (.44)      (.85)      (.75)      (.58)       .13        .15        .54       (.98)
         (.15)      (.26)      (.22)      (.24)      (.24)      (.23)      (.25)      (.19)
     --------   --------   --------   --------   --------   --------   --------   --------
          .12       (.26)      (.09)       .09        .82        .86       1.27       (.17)
         (.56)      (.61)      (.67)      (.70)      (.70)      (.70)      (.70)      (.95)
          -0-       (.01)       -0-        -0-        -0-        -0-        -0-        -0-
     --------   --------   --------   --------   --------   --------   --------   --------
     $   3.78   $   4.22   $   5.10   $   5.86   $   6.47   $   6.35   $   6.19   $   5.62
     ========   ========   ========   ========   ========   ========   ========   ========

     $   4.54   $  4.125   $   4.50   $  6.375   $  7.375   $   6.75   $  6.375   $   5.50
       23.76%      4.08%    -21.20%     -4.33%     20.29%     17.34%     29.17%    -23.22%
     $   51.8   $   57.9   $   70.0   $   80.4   $   88.7   $   87.0   $   84.8   $   77.1
        1.98%      1.95%      1.92%      1.85%      1.76%      1.87%      1.92%      1.96%
       16.80%     18.05%     16.13%     14.56%     14.60%     15.32%     16.39%     16.33%
          64%        62%        57%        65%       102%        92%       119%       110%

        1.07%      1.04%      1.07%      1.09%      1.05%      1.11%      1.12%      1.16%
       13.32%     12.48%     12.09%     10.77%     10.90%     11.58%     12.16%     13.31%

          450        500        588        588        588        588        588        588
     $215,081   $215,271   $219,005   $236,742   $250,850   $247,974   $244,242   $231,106
     $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
     $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

See Notes to Financial Statements                                             17

VAN KAMPEN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of high yield, fixed income securities. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At June 30, 2004, the Trust had $430,000 of when-issued and delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments.

VAN KAMPEN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the Trust had an accumulated capital loss carry forward for tax purposes of $32,734,922 which expires between December 31, 2007 and December 31, 2011.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $86,807,302
                                                              ===========
Gross tax unrealized appreciation...........................  $ 3,734,521
Gross tax unrealized depreciation...........................   (5,395,470)
                                                              -----------
Net tax unrealized depreciation on investments..............  $(1,660,949)
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended June 30, 2004.

    The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
  Ordinary income...........................................  $5,315,792
  Return of capital.........................................     122,439
                                                              ----------
                                                              $5,438,231
                                                              ==========

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust.

    For the six months ended June 30, 2004, the Trust recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended June 30, 2004, the Trust recognized expenses of approximately $12,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust,

VAN KAMPEN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,302,735 and $29,947,175, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 376 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on June 30, 2004 was 1.50%. During the six months ended June 30, 2004, the rates ranged from 1.00% to 1.50%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense. The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN HIGH INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE

    If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

VAN KAMPEN HIGH INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                                2800 Post Oak Blvd.
                                 Houston, TX 77056
                              Attn: Closed-End Funds

VAN KAMPEN HIGH INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUSAN H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN HIGH INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy..........................................  11,120,821            170,386
Jack E. Nelson............................................  11,118,788            172,419
Richard F. Powers, III....................................  11,128,333            162,874

With regards to the election of the following trustees by preferred shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonnenschein......................................         375                  1

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen and Susan H. Woolsey.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 902, 911, 104
                                                 VIT SAR 8/04 RN04-01501P-Y06/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a) Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen High Income Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004

By:  /s/ James M. Dykas
     ----------------------
Name: James M. Dykas
Title: Principal Financial Officer
Date: August 19, 2004